Merchants Centre
                     Standard Commercial Multi-Tenant Lease

1.       Basic Provisions

         1.1 Parties: This Lease ("Lease"), dated for reference purposes only, January 6, 2000, is made by and between Merchants Centre LLC, ("Landlord") and Signature Marketing Associates, ("Tenant"). (collectively the "Parties" or individually a "Party").

         1.2 (a) Premises: That certain portions of the Building, including all improvements therein or to be provided by Landlord under the terms of this Lease, commonly known by the street address of 1040 E. Katella Ave. Unit B-1 located in the City of Orange, County of Orange. State of California, with a ZIP code 92867, as outlined on Exhibit "A" attached hereto("Premises"). The "Building" is that certain building containing the Premises and generally described as Merchants Centre. In addition to Lessees rights to use occupy he {remises as hereinafter specified, Tenant shall have non-exclusive rights to the Common areas (as Defined in Paragraph 2.7 below a hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other Buildings in the Retail Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Retail Center." (Also see Paragraph 2.)

         1.2(b) Parking: Ten(10) unreserved vehicle parking spaces ("Unreserved Parking Spaces"), and None reserved vehicle parking spaces.

         1.3 Term: Three (3) years and 0 months("original Term") commencing February 1, 2000 ("Commencement Date") and ending January 31, 2003 ("Expiration Date")

         1.4 Early Possession: about January 20, 2000.("Early Possession Date"). (Also see Paragraph 3.2 and 3.3).

         1.5 Base Rent: $2211 per month ("Base Rent"), payable ton the first day of each and every month without notice or demand, month commencing February 1, 2000 (Also see Paragraph 50). X If this box is checked, this lease provides for the Base Rent fo be adjusted per Paragraph 50, attached hereto.

         1.6 (a) Base Rent Paid Upon Execution: $ 2,211 as Base Rent for the period February 2000.

         1.6 (b) Tenant's Share of Common Area Operating Expenses: N/A percent
(%)

         1.7 Security Deposit: $3000 ("Security Deposit")

         1.8 Permitted Use: General Office

         1.9 Insuring Party: Landloard is the "Insuring Party"

         1.10 (a) Payment to Brokers. The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties )check applicable boxes):

[ ] Dineen Properties, Inc. represents Landlord exclusively ("Landlords Broker")

[ ] Dineen Properties, Inc. represents Tenant exclusively ("Tenant's Broker")

[ ] ________________________represents both Landlord and Tenant ("Dual Agency").

         1.10(b) Payment to Brokers. Upon execution of this Lease by both Parties, Landlord shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Landlord and sid Broker(s).

         1.11 Guarantor. The obligations of the Tenant under this lease are to be guaranteed by N/A ("Guarantor"). Also see Paragraph 37.)

         1.12 Addenda and Ehhhahibits. Attached hereto is an addendum of Addenda consisting of Paragraphs _______ through________ and Exhibits A through E, all of which constitute a part of this Lease. Paragraph 2 through Paragraph 49:
Standard paragraphs are on file at Company offices.


50. Base Rent shall  be as follows:
         2/01/00-1/31/01            $2,211.00
         2/01/01-1/31/02            $2,512.50
         2/01/02-1/31/03            $2,613.00

51. Tenant accepts space "as is", except as outlined in Paragraph 49.

52. Security Deposit shall be paid as follows:
$1,500 at lease signing, $500 per month beginning February 1, 200. *Please issue separate checks.

53. This lease is Guaranteed by Thomas Van Wagoner See Exhibit E.

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Landlord and tenant have carefully read and reviewed this lease and each term and provision contained herein, and by the execution of this lease show their informed and voluntary consent hereto. The Parties hereby agree that , at the time this lease is executed, the terms of this lease are commercially reasonable and effectuate the intent and purpose of landlord and tenant with respect to the premises.

The parties hereto have executed this lease at the place and on the dates specified above their respective, signatures.

Landlord                                             Tenant
Executed at: Orange, CA                              Executed at: Orange, Ca
Date: 1/13/00                                        Date: 1/7/00

/S/ E.R. Dirkstern                                   /s/ T R Van Wagoner
------------------                                   -------------------
By: Partner                                          By: T R Van Wagoner

Exhibit A -Map
Exhibit B - Blank
Exhibit C - Blank
Exhibit D - Building Rules and Regulations
Exhibit E - Personal Guarantee Tm Van Wagoner
            Mike Pope up to $10,000 limit.

All Exhibits on file at Corporate Offices.